UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
Pursuant to Section 13 or 15(D) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2006
Commission file number: 001-31254
THE BISYS GROUP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	13-3532663
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
105 Eisenhower Parkway, Roseland, New Jersey
07068
(Address of principal executive offices)
(Zip Code)
973-461-2500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2 below):
☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by The BISYS Group Inc. (the “Company”) on March 8, 2006 (the “Original Form 8-K”). This amendment provides unaudited pro forma financial information, reflecting the sale of Information Services to Open Solutions, Inc. (“Open Solutions”) on March 3, 2006, as required by Item 9.01(b). As discussed in the Original Form 8-K, the Company was unable to furnish the pro forma financial information due to its inability to timely file its Annual Report on Form 10-K for the fiscal year ended June 30, 2005. Please refer to the Company’s Current Report on Form 8-K filed on July 25, 2006 and the Company’s Form 12b-25 filed on September 13, 2005 with respect to the delay in filing this report.
The Company filed the Annual Report on Form 10-K for the fiscal year ended June 30, 2005 on April 26, 2006 and is now able to present the pro forma financial information in connection with the disposition referred to below.

Item 2.01 Completion of Acquisition or Disposal of Assets
As disclosed in the Original Form 8-K, on September 15, 2005, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) to sell its Information Services segment, which included the Banking Solutions and Document Solutions divisions (“Information Services”), to Open Solutions, Inc. (“Open Solutions”).
On March 3, 2006, the Company completed the sale of its Information Services segment to Open Solutions for $471 million in cash, subject to final working capital and other adjustments. The sale was made pursuant to the Purchase Agreement dated September 15, 2005.
The foregoing description of the sale transaction and of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1 to this current report on Form 8-K, which Exhibit is incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K/A as filed with the Securities Exchange Commission (the “Commission”) on September 19, 2005.
Item 8.01 Other Events
On March 14, 2006, the Company used the proceeds from the sale of Information Services to repay $300 million in convertible subordinated 4% notes (the “Notes”). The Notes were due on March 15, 2006. As reported in Item 2.01 above, on March 3, 2006, the Company completed the sale of its Information Services segment to Open Solutions for $471 million in cash.

Item 9.01 Financial Statements and Exhibits
(b) Pro Forma Information
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2005
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended June 30, 2005
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended June 30, 2004 (as Restated)
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended June 30, 2003 (as Restated)
UNAUDITED PRO FORMA FINANCIAL INFORMATION
The unaudited pro forma condensed financial information is filed as part of this Current Report on Form 8-K/A to reflect the disposition by the Company of its Information Services segment (“Information Services”). As reported in Item 2.01 above, on March 3, 2006, the Company completed the sale of Information Services to Open Solutions, Inc. (“Open Solutions”) for $471 million in cash, subject to final working capital and other adjustments.
The unaudited pro forma condensed financial information is filed as part of this Current Report on Form 8-K/A to reflect the treatment of the sale as a discontinued operation and use of proceeds received by the Company for the sale of Information Services from Open Solutions to repay the $300 million in convertible subordinated 4% notes (the “Notes”). As reported in Item 8.01 above, the proceeds from the sale of Information Services were used to repay the Notes.
The Information Services business has historically been a separate reportable segment of the Company, and accordingly, the sale of Information Services meets the criteria for presentation as a discontinued operation under the provisions of Financial Accounting Standards Board No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”
The Company has previously reported the operating results of Information Services as discontinued operations in the Company’s Quarterly Report of Form 10-Q for the quarters ended September 30, 2005 and December 31, 2005, which were filed on July 25, 2006 and August 8, 2006, respectively.
The following unaudited pro forma condensed consolidated financial information reflects the pro forma impact of the sale of Information Services on the Company’s financial position and results of operations for the historical periods presented. The unaudited pro forma condensed consolidated balance sheet is presented as of December 31, 2005 and reflects the historical position of the Company with pro forma adjustments to reflect the disposition of Information Services and the repayment of the Notes, as if they had been consummated on that date. The unaudited pro forma consolidated statements of income as presented for the fiscal years ended June 30, 2005, 2004 and 2003, reflect the Company’s historical results of operations with pro forma adjustments to reflect the impact of treating the disposition as discontinued operations. The unaudited pro forma condensed consolidated statement of income for the fiscal year ended June 30, 2005 also reflects the repayment of the Notes as if the repayment occurred on July 1, 2004. Certain management assumptions are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with such notes, the Company’s 2005 Form 10-K, and the Company’s Quarterly Report on Form 10-Q for the quarters ended September 30 and December 31, 2005.

THE BISYS GROUP, INC. AND SUBSIDIARIES
PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2005
(In thousands, except per share data)
(Unaudited)

	BISYS	Business to be		Pro Forma		Pro Forma
	Historical	disposed		Adjustments		Total
ASSETS

Current Assets:
Cash and cash equivalents	$85,426	$471,298	(1)	$(303,000	) (4),(5)	$253,724
Restricted cash	45,236	—		—		45,236
Accounts receivable, net	75,563	—		—		75,563
Insurance premiums and commissions receivable	125,364	—		—		125,364
Deferred tax asset	19,094	—		—		19,094
Other current assets	17,956	—		—		17,956
Current assets of discontinued operations	37,399	(37,399	) (2)	—		—

Total current assets	406,038	433,899		(303,000)		536,937
Property and equipment, net	42,819	—		—		42,819
Goodwill	717,221	—		—		717,221
Intangible assets, net	152,165	—		—		152,165
Other assets	17,434	—		—		17,434
Noncurrent assets of discontinued operations	150,364	(150,364	) (2)	—		—

Total Assets	$1,486,041	$283,535		$(303,000)		$1,466,576

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current maturities of long-term debt	$301,688	$—		$(300,000	) (4)	$1,688
Accounts payable	10,565	—		—		10,565
Insurance premiums and commissions payable	147,492	—		—		147,492
Other current liabilities	149,604	151,601	(3)	(3,000	) (5)	298,205
Current liabilities of discontinued operations	43,291	(43,291	) (2)	—		—

Total current liabilities	652,640	108,310		(303,000)		457,950
Long-term debt	3,750	—		—		3,750
Deferred tax liability	33,808	—		—		33,808
Deferred revenues	7,635	—		—		7,635
Other liabilities	7,222	—		—		7,222
Noncurrent liabilities of discontinued operations	41,327	(41,327	) (2)	—		—

Total liabilities	746,382	66,983		(303,000)		510,365

Stockholders’ equity:
Common stock	2,439	—		—		2,439
Additional paid-in capital	392,577	—		—		392,577
Retained earnings	369,111	216,552	(6)	—		585,663
Employee benefit trust	(7,258)	—		—		(7,258)
Deferred compensation	7,299	—		—		7,299
Accumulated other comprehensive income	221	—		—		221
Treasury stock at cost	(24,730)	—		—		(24,730)

Total stockholders’ equity	739,659	216,552		—		956,211

Total liabilities and stockholders’ equity	$1,486,041	$283,535		$(303,000)		$1,466,576

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

THE BISYS GROUP, INC. AND SUBSIDIARIES
PRO-FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED JUNE 30, 2005
(In thousands, except per share data)
(Unaudited)

	BISYS	Business to be		Pro Forma		Pro Forma
	Historical	disposed		Adjustments		Total
Revenues	$1,063,055	$(211,778	) (7)	$—		$851,277

Operating costs and expenses:
Service and operating	653,529	(95,324	) (7)	—		558,205
Selling, general and administrative	169,703	(32,940	) (7)	—		136,763
Depreciation and amortization	79,016	(33,649	) (7)	—		45,367
Restructuring and impairment charges	2,340	26	(7)	—		2,366
Litigation and regulatory settlements	32,269	—		—		32,269

Total operating costs and expenses	936,857	(161,887)		—		774,970

Operating earnings	126,198	(49,891	) (7)	—		76,307
Interest income	2,604	(5	) (7)	—		2,599
Interest expense	(19,451)	430	(7)	12,000	(8)	(7,021)
Investment gains (losses) and other	13,052	—		—		13,052

Income from continuing operations before taxes	122,403	(49,466)		12,000		84,937
Income taxes	44,803	(20,132	) (9)	4,392	(9)	29,063

Income from continuing operations	$77,600	$(29,334)		$7,608		$55,874

Basic earnings (loss) per share:
Continuing operations	$0.65					$0.47

Diluted earnings (loss) per share:
Continuing operations	$0.65					$0.46

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

PRO-FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED JUNE 30, 2004
(In thousands, except per share data)
(Unaudited)

	BISYS	Business to be		Pro Forma
	Historical	disposed		Total
Revenues	$994,910	$(220,471	) (7)	$774,439

Operating costs and expenses:
Service and operating	608,397	(92,863	) (7)	515,534
Selling, general and administrative	153,987	(32,977	) (7)	121,010
Depreciation and amortization	73,313	(31,094	) (7)	42,219
Restructuring and impairment charges	16,244	(448	) (7)	15,796
Litigation and regulatory settlements	8,604	—		8,604

Total operating costs and expenses	860,545	(157,382)		703,163

Operating earnings	134,365	(63,089	) (7)	71,276
Interest income	1,345	(4	) (7)	1,341
Interest expense	(19,201)	389	(7)	(18,812)
Investment gains (losses) and other	394	—		394

Income from continuing operations before taxes	116,903	(62,704)		54,199
Income taxes	44,602	(24,118	) (9)	20,484

Income from continuing operations	$72,301	$(38,586)		$33,715

Basic earnings (loss) per share:
Continuing operations	$0.60			$0.28

Diluted earnings (loss) per share:
Continuing operations	$0.60			$0.28

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

THE BISYS GROUP, INC. AND SUBSIDIARIES
PRO-FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED JUNE 30, 2003
(In thousands, except per share data)
(Unaudited)

	BISYS	Business to be		Pro Forma
	Historical	disposed		Total
Revenues	$855,237	$(201,986	) (7)	$653,251

Operating costs and expenses:
Service and operating	510,845	(87,713	) (7)	423,132
Selling, general and administrative	133,638	(31,533	) (7)	102,105
Depreciation and amortization	61,426	(28,031	) (7)	33,395
Restructuring and impairment charges	10,919	(1,631	) (7)	9,288

Total operating costs and expenses	716,828	(148,908)		567,920

Operating earnings	138,409	(53,078	) (7)	85,331
Interest income	1,472	(7	) (7)	1,465
Interest expense	(18,804)	307	(7)	(18,497)
Investment gains (losses) and other	(1,585)	—		(1,585)

Income from continuing operations before taxes	119,492	(52,778)		66,714
Income taxes	43,916	(23,344	) (9)	20,572

Income from continuing operations	$75,576	$(29,434)		$46,142

Basic earnings (loss) per share:
Continuing operations	$0.63			$0.39

Diluted earnings (loss) per share:
Continuing operations	$0.62			$0.38

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
The unaudited pro forma condensed consolidated financial statements included herein have been prepared in accordance with the rules and regulations of the Securities Exchange Commission. Certain information and certain footnote disclosures normally included in the financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.
A. BASIS OF PRO FORMA PRESENTATION
On September 15, 2005, The BISYS Group, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Open Solutions, Inc. (“Open Solutions”) to sell all of the outstanding shares of capital stock of its Information Services segment, which includes the Banking Solutions and Document Solutions divisions (“Information Services”), which are wholly owned subsidiaries of the Company. The Purchase Agreement stipulated a sales price of $471 million in cash, subject to final working capital and other adjustments. For a more complete description of the terms of the transaction, please refer to Item 2.01 above and to the Purchase Agreement, which is incorporated by reference as an exhibit to this Current Report on Form 8-K/A. The sale of Information Services shares closed on March 3, 2006 (the “Disposition”). For the purposes of the pro forma financial statements presented herein, the Company’s estimated sales price for Information Services is $471 million as of December 31, 2005 and is subject to final working capital and other adjustments. The BISYS Group has previously reported the operating results of Information Services as discontinued operations in the Company’s Quarterly Report of Form 10-Q for the quarters ended September 30, 2005 and December 31, 2005, which were filed on July 25, 2006 and August 8, 2006, respectively. The reduction in interest expense, as a result of the repayment of the Notes, for the six months ended December 31, 2005 results in a $6.0 million increase in income from continuing operations and $3.8 million after taxes, which represents an increase in earnings per share of $0.03.
On March 14, 2006, the Company used the proceeds from the sale of Information Services to repay $300 million of outstanding notes due on March 15, 2006.
The unaudited pro forma condensed consolidated balance sheet as of December 31, 2005 reflects the effect of the disposition and repayment of the Notes as if they had occurred on that date.
The unaudited pro forma condensed consolidated statements of income for the fiscal years ended June 30, 2005, 2004 and 2003 reflect the treatment of the sale as a discontinued operation.
The June 30, 2005 unaudited pro forma condensed consolidated statement of income also reflects the repayment of the Notes as if the repayment occurred on July 1, 2004.
B. PRO FORMA ADJUSTMENTS
The unaudited pro forma condensed consolidated balance sheet and statements of income reflect the effect of the following pro forma adjustments:
Balance Sheet
(1)	To reflect the estimated net cash proceeds of approximately $471 million from the sale of Information Services as if the disposal occurred on December 31, 2005.
(2)	To reflect the elimination of accounts associated with Information Services that are included in the historical consolidated financial statements of the Company and transferred to Open Solutions in the disposition.
(3)	To reflect income taxes payable associated with the gain on the sale of Information Services as if the transaction occurred on December 31, 2005.
(4)	To reflect the repayment of $300 million in Notes as if the disposal occurred on December 31, 2005.
(5)	To reflect the elimination of accrued interest had the repayment of Notes occurred on December 31, 2005.

(6)	To reflect the gain on the sale of Information Services.
Statement of Operations
(7)	To reflect the elimination of financial results of Information Services in connection with the Disposition that are included in the historical consolidated financial statements of the Company.
(8)	To reflect the reduction in interest expense from the repayment of the $300 million Notes as if it occurred on July 1, 2004. The notes bore interest at 4.00%.
(9)	The income tax effect has been computed using the Company’s statutory tax rates adjusted for permanent differences for the respective periods. The Company will also recognize a tax expense of $2.3 million to recognize outside tax basis differences in the period Information Services is presented as discontinued operations.

(d) Exhibits
The following Exhibit 10.1 is filed as part of this Current Report on Form 8-K/A:

Exhibit No.	Description

10.1	Stock Purchase Agreement dated as of September 15, 2005 between the Company and Open Solutions. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on September 19, 2005)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The BISYS Group, Inc.
Dated: August 30, 2006	By:	/s/ Russell P. Fradin
Russell P. Fradin
President and Chief Executive Officer